UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-07388

 Value Line Emerging Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/12 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	SEMI - ANNUAL REPORT
September 30 , 2012

DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524

CUSTODIAN BANK	State Street Bank and Trust Co.	Value Line Emerging Opportunities Fund, Inc.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00088204

Value Line Emerging Opportunities Fund, Inc.

To Our Value Line Emerging

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended September 30, 2012. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Emerging Opportunities Fund (the “Fund”) earned a total return of 2.01% for the six-month period. That compared with a total return of 1.60% for the Russell 2000 Index, a benchmark of small-capitalization stocks. Versus the benchmark, the Fund benefited particularly from superior stock selection in the Information Technology sector, led by holdings Ultimate Software, Concur Technologies and Ansys Inc.

Our disciplined investment strategy has served your Fund well. We focus on higher-quality stocks, those that represent financially strong companies with solid records of consistent growth in both earnings and stock price, built upon enviable stables of proprietary products.  At the same time, we limit trading costs by sticking with these proven winners for as long as merited by their performance. Annual portfolio turnover has averaged a moderate 15% over the past five years. For every holding, however, we closely monitor quarterly earnings reports and relative stock price momentum for any signs of sub-par performance. We will not hesitate to sell when a leader transforms into a laggard, prompting the replacement of the issue in the portfolio with a company that shows superior operating and stock price momentum.

The Fund is well diversified with about 150 stockholdings across a wide variety of industries. We generally invest less than 1/2 of 1% of assets in any new holding, though successful investments can then grow to well over 1% of assets.

We believe our time-tested discipline will continue to serve your Fund well. At the helm is the same portfolio manager who has piloted the Fund since 1998. Thank you for your continued confidence in us.

Sincerely

/s/ Mitchell Appel

Mitchell Appel, President

/s/ Stephen E. Grant

Stephen E. Grant, Portfolio Manager

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our fund’s prospectus can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

(1)
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses, or taxes, so it is not possible to invest in this Index.

Value Line Emerging Opportunities Fund, Inc.

Opportunities Fund Shareholders

Economic Highlights (unaudited)

The U.S. stock market has displayed remarkable strength this year with the S&P 500 returning 16.44% through September 30, 2012. The resilience of the market was evident as it posted positive returns despite some strong headwinds, including a weakening outlook for global economic growth. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Italy, and Spain. Tough austerity measures have been implemented but it is still unclear as to the timetable for the resolution of the debt crisis most severely affecting southern Europe.

At home, GDP grew 2.2% for the first quarter of the year, slowing to 1.3% for the second quarter, changing course to rise 2% in the third quarter. The acceleration in GDP growth in the third quarter was broad-based with increases in consumer and federal government spending as well as a pickup in residential housing investment. Job growth remained tame in September, with 144,000 new jobs created in the month. However, this was enough to push the unemployment rate down to 7.8%, the first time it has been below 8% in 44 months. It is also markedly better than the end of last year when the unemployment rate stood at 8.5%.

Consumer confidence rose from August to September to 78.3 from 74.3. This is the highest reading for the consumer sentiment index in four months. Consumers reported some small gains in their financial situation through a reduction of debt levels and an increase in their assets, mainly due to rising stock prices and home values. Consumers also expect stronger job growth in the year ahead.

The increasingly confident consumer sector led to increased spending from cars to iPhones, and with a 1.1% advance following a 1.2% increase in August, resulted in the best 2-month period since late 2010. It is critical for the growth of the domestic economy that consumers continue to spend as they account for 70% of economic activity.

News on the housing market recovery was mixed in September. The construction of new homes was up 15%, the fastest rate in four years. However, existing home sales slipped a bit and mortgage delinquency and foreclosure rates edged up. Despite these numbers, consumers are showing increasing faith in the housing recovery, with just 11 percent of Americans expecting further declines in their homes’ values.

U.S. Treasury bond prices continued to defy those investors expecting a weakened performance after the U.S. government’s loss of its AAA rating last year from the Standard and Poor’s rating agency. The other major rating agencies, Moody’s and Fitch, maintained their AAA ratings for U.S. government debt. Many investors were drawn to the relative safety of U.S. Treasury bonds amidst the uncertainty of world economic events, keeping the 30-year U.S. Treasury yield range bound at the relatively low yield of 2.80%.

Value Line Emerging Opportunities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 through September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/12	Ending account value 9/30/12	Expenses paid during period 4/1/12 thru 9/30/12*
Actual	$1,000.00	$1,020.12	$6.35
Hypothetical (5% return before expenses) .	$1,000.00	$1,018.78	$6.34
*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Emerging Opportunities Fund, Inc.

Portfolio Highlights at September 30, 2012 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
SBA Communications Corp. Class A	88,400	$5,560,360	2.0%
Middleby Corp. (The)	44,000	5,088,160	1.8%
AptarGroup, Inc.	95,200	4,922,792	1.8%
ANSYS, Inc.	66,726	4,897,689	1.7%
South Jersey Industries, Inc.	91,400	4,837,802	1.7%
Waste Connections, Inc.	154,500	4,673,625	1.7%
Stifel Financial Corp.	136,500	4,586,400	1.6%
Lennox International, Inc.	91,600	4,429,776	1.6%
Arch Capital Group Ltd.	105,700	4,405,576	1.6%
NewMarket Corp.	17,000	4,190,160	1.5%

Asset Allocation – Percentage of Net Assets

Equity Sector Weightings – Percentage of Total Investment Securities*

*	Sector weightings exclude short-term investments.

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments (unaudited)	September 30, 2012

Shares		Value
COMMON STOCKS (93.4%)
	CONSUMER DISCRETIONARY (11.9%)
28,600	Arbitron, Inc.	$1,083,940
81,000	Brinker International, Inc.	2,859,300
16,500	Buckle, Inc. (The) (1)	749,595
20,800	Buffalo Wild Wings, Inc. *	1,783,392
9,000	Crocs, Inc. *	145,890
72,000	Ctrip.com International Ltd. ADR * (1)	1,215,360
71,000	Domino’s Pizza, Inc.	2,676,700
24,000	DSW, Inc. Class A	1,601,280
16,000	Genesco, Inc. *	1,067,680
28,000	Hanesbrands, Inc. *	892,640
7,000	John Wiley & Sons, Inc. Class A	321,650
40,000	Life Time Fitness, Inc. * (1)	1,829,600
216,000	LKQ Corp. *	3,996,000
19,800	Monro Muffler Brake, Inc. (1)	696,762
26,400	O’Reilly Automotive, Inc. *	2,207,568
9,000	Peet’s Coffee & Tea, Inc. * (1)	660,060
21,400	Penn National Gaming, Inc. *	922,340
2,000	Pool Corp.	83,160
30,000	Signet Jewelers Ltd. (1)	1,462,800
67,000	Warnaco Group, Inc. (The) *	3,477,300
82,750	Wolverine World Wide, Inc.	3,671,618
		33,404,635
	CONSUMER STAPLES (4.0%)
11,000	B&G Foods, Inc.	333,410
13,200	Boston Beer Co., Inc. (The) Class A * (1)	1,478,004
33,000	Casey’s General Stores, Inc.	1,885,620
42,000	Church & Dwight Co., Inc.	2,267,580
179,700	Flowers Foods, Inc.	3,626,346
42,000	Harris Teeter Supermarkets, Inc.	1,631,280
		11,222,240

	ENERGY (1.4%)
30,000	Atwood Oceanics, Inc. *	1,363,500
4,800	Core Laboratories N.V.	583,104
39,000	Hornbeck Offshore Services, Inc. *	1,429,350
13,400	World Fuel Services Corp.	477,174
		3,853,128

Shares		Value
	FINANCIALS (7.9%)
5,400	Allied World Assurance Co. Holdings AG	$417,150
6,600	Amtrust Financial Services, Inc. (1)	169,092
105,700	Arch Capital Group Ltd. *	4,405,576
23,400	Equity Lifestyle Properties, Inc. REIT	1,594,008
32,300	Equity One, Inc. REIT	680,238
11,600	EZCORP, Inc. Class A *	265,988
30,800	First Cash Financial Services, Inc. *	1,417,108
11,874	First Financial Bankshares, Inc. (1)	427,820
45,300	ProAssurance Corp.	4,096,932
23,600	Prosperity Bancshares, Inc.	1,005,832
46,200	RLI Corp.	3,079,692
136,500	Stifel Financial Corp. *	4,586,400
		22,145,836

	HEALTH CARE (6.2%)
82,000	Akorn, Inc. *	1,084,040
29,000	Alexion Pharmaceuticals, Inc. *	3,317,600
25,328	Catamaran Corp. *	2,481,384
2,600	Computer Programs & Systems, Inc.	144,430
14,600	Henry Schein, Inc. *	1,157,342
30,600	HMS Holdings Corp. *	1,022,958
17,000	IDEXX Laboratories, Inc. *	1,688,950
19,200	Mednax, Inc. *	1,429,440
14,000	MWI Veterinary Supply, Inc. *	1,493,520
7,000	Orthofix International N.V. *	313,250
54,000	Owens & Minor, Inc.	1,613,520
4,000	STERIS Corp.	141,880
13,000	Techne Corp.	935,220
13,400	Volcano Corp. *	382,838
5,000	WellCare Health Plans, Inc. *	282,750
		17,489,122

	INDUSTRIALS (33.9%)
19,000	Acacia Research - Acacia Technologies *	520,790
58,000	Actuant Corp. Class A	1,659,960
62,200	Acuity Brands, Inc.	3,936,638
36,200	Advisory Board Co. (The) *	1,731,446
84,075	AMETEK, Inc.	2,980,459

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2012

Shares		Value
1,400	Applied Industrial Technologies, Inc.	$58,002
4,800	Atlas Air Worldwide Holdings, Inc. *	247,824
66,400	AZZ, Inc.	2,521,872
28,800	Carlisle Companies, Inc.	1,495,296
30,000	Chart Industries, Inc. *	2,215,500
20,000	Chicago Bridge & Iron Co. N.V.	761,800
65,000	CLARCOR, Inc.	2,900,950
25,800	Clean Harbors, Inc. *	1,260,330
11,000	Colfax Corp. *	403,370
5,000	Copa Holdings S.A. Class A	406,350
25,200	Copart, Inc. *	698,796
7,200	Dun & Bradstreet Corp. (The)	573,264
85,000	EnerSys *	2,999,650
23,000	EnPro Industries, Inc. *	828,230
63,200	Esterline Technologies Corp. *	3,548,048
41,400	Gardner Denver, Inc.	2,500,974
55,700	Genesee & Wyoming, Inc. Class A *	3,724,102
12,800	Graco, Inc.	643,584
18,600	Healthcare Services Group, Inc.	425,382
91,796	HEICO Corp.	3,551,587
63,800	HUB Group, Inc. Class A *	1,893,584
58,400	IDEX Corp.	2,439,368
13,500	IHS, Inc. Class A *	1,314,225
19,400	II-VI, Inc. *	368,988
6,000	ITT Corp.	120,900
50,800	Kansas City Southern	3,849,624
44,000	Kirby Corp. *	2,432,320
91,600	Lennox International, Inc.	4,429,776
88,800	Lincoln Electric Holdings, Inc.	3,467,640
16,200	Macquarie Infrastructure Co. LLC	671,976
44,000	Middleby Corp. (The) *	5,088,160
32,400	Nordson Corp.	1,899,288
7,100	Portfolio Recovery Associates, Inc. *	741,453
9,000	RBC Bearings, Inc. *	432,900
77,400	Rollins, Inc.	1,810,386
37,200	Roper Industries, Inc.	4,087,908
6,000	Rush Enterprises, Inc. Class A *	115,560
17,400	Stericycle, Inc. *	1,575,048
38,000	Teledyne Technologies, Inc. *	2,408,820
13,200	Textainer Group Holdings Ltd. (1)	403,260

Shares		Value
58,400	Toro Co. (The)	$2,323,152
5,300	Towers Watson & Co. Class A	281,165
14,600	Valmont Industries, Inc.	1,919,900
30,200	Wabtec Corp.	2,424,758
154,500	Waste Connections, Inc.	4,673,625
49,600	Woodward Inc.	1,685,408
		95,453,396

	INFORMATION TECHNOLOGY (11.7%)
62,800	Advent Software, Inc. *	1,542,996
25,800	Anixter International, Inc.	1,482,468
66,726	ANSYS, Inc. *	4,897,688
32,200	Blackbaud, Inc.	770,224
12,000	Cardtronics, Inc. *	357,360
4,000	Coherent, Inc. *	183,440
25,000	CommVault Systems, Inc. *	1,467,500
48,300	Concur Technologies, Inc. *	3,561,159
6,100	Equinix, Inc. *	1,256,905
30,000	Heartland Payment Systems, Inc.	950,400
18,800	Informatica Corp. *	654,428
26,800	j2 Global, Inc. (1)	879,576
6,800	Liquidity Services, Inc. *	341,428
34,200	MICROS Systems, Inc. *	1,679,904
62,000	NCR Corp. *	1,445,220
42,000	Netgear, Inc. *	1,601,880
10,600	NetSuite, Inc. *	676,280
8,000	Salesforce.com, Inc. *	1,221,520
15,000	Solera Holdings, Inc.	658,050
16,000	Synchronoss Technologies, Inc. *	366,400
6,200	Trimble Navigation Ltd. *	295,492
28,400	Ultimate Software Group, Inc. (The) *	2,899,640
56,000	WEX, Inc. *	3,904,320
		33,094,278

	MATERIALS (8.8%)
95,200	AptarGroup, Inc.	4,922,792
31,000	Cytec Industries, Inc.	2,031,120
57,600	Greif, Inc. Class A	2,544,768
8,600	KapStone Paper and Packaging Corp. * (1)	192,554
22,600	LSB Industries, Inc. *	991,462
17,000	NewMarket Corp.	4,190,160

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
40,000	Packaging Corp. of America	$1,452,000
8,000	Reliance Steel & Aluminum Co.	418,800
22,000	Rockwood Holdings, Inc.	1,025,200
11,000	Scotts Miracle-Gro Co. (The) Class A (1)	478,170
30,800	Sigma-Aldrich Corp.	2,216,676
88,400	Silgan Holdings, Inc.	3,846,284
13,200	TPC Group, Inc. *	538,692
		24,848,678

	TELECOMMUNICATION SERVICES (2.0%)
88,400	SBA Communications Corp. Class A *	5,560,360

	UTILITIES (5.6%)
15,000	Atmos Energy Corp.	536,850
7,200	Cia de Saneamento Basico do Estado de Sao Paulo ADR	584,712
18,000	Cleco Corp.	755,640
20,200	El Paso Electric Co.	691,850
51,000	ITC Holdings Corp.	3,854,580
22,800	Northwest Natural Gas Co.	1,122,672
4,600	NorthWestern Corp.	166,658
91,000	Questar Corp.	1,850,030
91,400	South Jersey Industries, Inc.	4,837,802
29,600	Southwest Gas Corp.	1,308,320
		15,709,114

	TOTAL COMMON STOCKS (Cost $172,568,773) (93.4%)	262,780,787

Principal Amount		Value
SHORT-TERM INVESTMENTS (10.0%)

	REPURCHASE AGREEMENTS (7.1%)
$20,000,000	With Morgan Stanley, 0.19%, dated 09/28/12, due 10/01/12, delivery value $20,000,317 (collateralized by $19,570,000 U.S. Treasury Notes 2.375% due 09/30/14, with a value of $20,406,060)	20,000,000

Principal Amount		Value
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.9%)

	REPURCHASE AGREEMENTS (2.9%)
$2,680,279	Joint Repurchase Agreement with Morgan Stanley, 0.20%, dated 09/28/12, due 10/01/12, delivery value $2,680,324 (collateralized by $2,733,893 U.S. Treasury Inflation Indexed Bonds 2.375% due 01/15/25, with a value of $2,724,200)	$2,680,279
2,680,279	Joint Repurchase Agreement with Barclays, 0.20%, dated 09/28/12, due 10/01/12, delivery value $2,680,324 (collateralized by $2,733,889 U.S. Treasury Inflation Indexed Notes 1.875% due 07/15/13, with a value of $2,723,777)	2,680,279
2,680,279	Joint Repurchase Agreement with Credit Suisse First Boston, 0.23%, dated 09/28/12, due 10/01/12, delivery value $2,680,330 (collateralized by $2,734,398 U.S. Treasury Note 1.375% due 11/30/15, with a value of $2,722,501)	2,680,279

	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $8,040,837) (2.9%)	8,040,837

	TOTAL SHORT-TERM INVESTMENTS (10.0%) (Cost $28,040,837)	28,040,837

	TOTAL INVESTMENT SECURITIES (103.4%) (Cost $200,609,610)	290,821,624

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2012

Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.4%)	(9,607,784)
NET ASSETS (100%)	$281,213,840
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($281,213,840 ÷ 7,396,600 shares outstanding)	$38.02

(1)	A portion or all of the security was held on loan. As of September 30, 2012, the market value (including accrued interest) of the securities on loan was $7,999,380.
*	Non-income producing.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Assets and Liabilities at September 30, 2012 (unaudited)

Assets:
Investment securities, at value (Cost - $180,609,610) (securities on loan, at value, $7,999,380)*	$270,821,624
Repurchase agreement (Cost - $20,000,000)	20,000,000
Cash	375,271
Receivable for securities sold	282,605
Interest and dividends receivable	183,832
Prepaid expenses	22,811
Receivable for capital shares sold	15,993
Receivable for securities lending income	8,486
Other	103
Total Assets	291,710,725
Liabilities:
Payable upon return of securities on loan	8,234,027
Payable for securities purchased	1,310,200
Payable for capital shares redeemed	599,934
Accrued expenses:
Advisory fee	164,451
Service and distribution plan fees	54,817
Director’s fees and expenses	399
Other	133,057
Total Liabilities	10,496,885
Net Assets	$281,213,840
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 7,396,600 shares)	$7,397
Additional paid-in capital	182,508,898
Accumulated net investment loss	(741,754)
Accumulated net realized gain on investments	9,227,285
Net unrealized appreciation of investments	90,212,014
Net Assets	$281,213,840
Net Asset Value, Offering and Redemption Price per Outstanding Share ($281,213,840 ÷ 7,396,600 shares outstanding)	$38.02

Statement of Operations for the Six Months Ended September 30, 2012 (unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $3,846)	$1,200,385
Securities lending income	37,038
Interest	10,457
Total Income	1,247,880

Expenses:
Advisory fee	1,047,822
Service and distribution plan fees	349,274
Transfer agent fees	109,322
Auditing and legal fees	87,122
Printing and postage	47,801
Custodian fees	39,348
Director’s fees and expenses	29,382
Registration and filing fees	20,462
Insurance	18,127
Other	21,781
Total Expenses Before Custody Credits	1,770,441
Less: Custody Credits	(127)
Net Expenses	1,770,314
Net Investment Loss	(522,434)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	13,478,926
Change in Net Unrealized Appreciation/ (Depreciation)	(7,502,647)
Net Realized Gain and Change in Net Unrealized Appreciation/ (Depreciation) on Investments	5,976,279
Net Increase in Net Assets from Operations	$5,453,845

*	The market value of securities on loan includes accrued interest.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2012 (unaudited) and for the Year Ended March 31, 2012

	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012
Operations:
Net investment loss	$(522,434)	$(1,139,528)
Net realized gain on investments	13,478,926	64,310,455
Change in net unrealized appreciation/(depreciation)	(7,502,647)	(40,253,317)
Net increase in net assets from operations	5,453,845	22,917,610

Capital Share Transactions:
Proceeds from sale of shares	9,314,833	23,572,822
Cost of shares redeemed	(30,393,713)	(71,463,252)
Net decrease in net assets from capital share transactions	(21,078,880)	(47,890,430)
Total Decrease in Net Assets	(15,625,035)	(24,972,820)

Net Assets:
Beginning of period	296,838,875	321,811,695
End of period	$281,213,840	$296,838,875

Accumulated net investment loss, at end of period	$(741,754)	$(219,320)

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies
Value Line Emerging Opportunities Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences could be material.

(A)  Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B)  Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total

Assets Common Stocks	$262,780,787	$0	$0	$262,780,787
Short-Term Investments	0	28,040,837	0	28,040,837
Total Investments in Securities	$262,780,787	$28,040,837	$0	$290,821,624

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2012

For the six months ended September 30, 2012, there was no significant transfer activity between Level 1 and Level 2.

For the six months ended September 30, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C)  Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Fund is evaluating the implications of this change.

(D)  Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended March 31, 2009 through March 31, 2012), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E)  Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F)  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/(depreciation) on investments.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

(G)  Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H)  Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I)  Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J)  Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at the six months ended had been entered into on September 30, 2012.

As of September 30, 2012, the Fund loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
$7,999,380	$8,234,027	$8,176,877

Value Line Emerging Opportunities Fund, Inc.

September 30, 2012

(K)  Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Six Months Ended September 30, 2012 (unaudited)	Year Ended March 31, 2012
Shares sold	256,909	691,710
Shares redeemed	(823,816)	(2,114,361)
Net decrease	(566,907)	(1,422,651)

3.  Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Six Months Ended September 30, 2012 (unaudited)
Purchases:
Investment Securities	$16,952,580
Sales:
Investment Securities	$30,901,298

4. Income Taxes

At September 30, 2012, information on the tax components of capital is as follows:

Cost of investments for taxes purposes	$200,609,610
Gross tax unrealized appreciation	91,751,734
Gross tax unrealized depreciation	(1,539,720)
Net tax unrealized appreciation on investments	$90,212,014

5.  Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,047,822 was paid or payable to EULAV Asset Management (the “Adviser”) for the six months ended September 30, 2012. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended September 30, 2012, fees amounting to $349,274 were paid or payable to the Distributor under this plan.

For the six months ended September 30, 2012, the Fund’s expenses were reduced by $127 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At September 30, 2012, the officers and Director of the Fund as a group owned 809 shares, representing less than 1% of the outstanding shares.

Value Line Emerging Opportunities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	September 30, 2012		Years Ended March 31,
	(unaudited)		2012	2011	2010		2009	2008
Net asset value, beginning of period	$37.27		$34.29	$27.37	$18.66		$30.47	$32.32

Income from investment operations:
Net investment loss	(0.07)		(0.14)	(0.14)	(0.13)		(0.13)	(0.06)
Net gains or (losses) on securities (both realized and unrealized)	0.82		3.12	7.06	8.84		(11.47)	(1.08)
Total from investment operations	0.75		2.98	6.92	8.71		(11.60)	(1.14)

Less distributions:
Distributions from net realized gains	—		—	—	—		(0.21)	(0.71)
Net asset value, end of period	$38.02		$37.27	$34.29	$27.37		$18.66	$30.47

Total return	2.01	%(1)	8.69%	25.28%	46.68%		(38.11)%	(3.71)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$281,214		$296,839	$321,812	$438,147		$469,544	$910,714
Ratio of expenses to average net assets(2)	1.25	%(3)	1.25%	1.21%	1.20	%(4)	1.18%	1.12%
Ratio of net investment loss to average net assets	(0.37	)%(3)	(0.39)%	(0.38)%	(0.40)%		(0.41)%	(0.18)%
Portfolio turnover rate	6	%(1)	24%	4%	2%		17%	26%

(1)	Not annualized.
(2)	Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown.
(3)	Annualized.
(4)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement would have been 1.15% for the year ended March 31, 2010.

See Notes to Financial Statements.

Amendment to Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE EMERGING OPPORTUNITIES FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Emerging Opportunities Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.  At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser.  In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement.  These materials included information on:  (i) the investment performance of the Fund, including a comparison to a peer group of funds consisting of the Fund and all retail and institutional mid-cap growth funds, regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as selected, classified and prepared objectively by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”).  Likewise, for periods prior to December 23, 2010, the term “Distributor” refers to the predecessor entities of the Fund’s current distributor, EULAV Securities LLC (the “Distributor”), which were EULAV Securities, Inc. and Value Line Securities, Inc.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement.  In a separate executive session, the Independent Directors reviewed information, which included data comparing:  (i) the Fund’s management fee rate, transfer agent and custodian fee rate, Rule 12b-1 fee rate, and the rate of other non-management expenses, to those of a peer group of funds consisting of the Fund and 14 other retail no-load mid-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load mid-cap growth funds (excluding outliers), as selected, classified and prepared objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser, and the Adviser’s and the Distributor’s profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or the Distributor; and (d) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement.  However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index.  The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year and ten-year periods ended March 31, 2012.  The Board also noted that the Fund’s performance for the three-year and five-year periods ended March 31, 2012 was slightly below the performance of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies.  The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations.  The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) continuity of the Adviser’s staff attributable in part to its actions previously taken to attract and retain personnel, including its prior improvements to employee benefit programs and increased base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost.  The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses.  The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers.  Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average.2 After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average and the Expense Universe average.3  The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

The Board also considered the Fund’s total expense ratio relative to those of funds in its Expense Group and Expense Universe. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.4 The Board concluded that the Fund’s expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor.  The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website.  The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers.  Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

2 The same comparative results are also applicable for the Fund’s fiscal year ended March 31, 2012 for which unaudited financial data was provided to the Board.

3 The same comparative result is also applicable for the Fund’s fiscal year ended March 31, 2012 for which unaudited financial data was provided to the Board.

4 However, the Board noted that, for the Fund’s fiscal year ended March 31, 2012 (for which only unaudited financial data was provided to the Board), the Fund’s expense ratio was greater than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years.  These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor.  The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds, and better use of the Adviser’s resources.  The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion.  The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor.  Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.  Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Emerging Opportunities Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 11 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Length of
Name, Address, and YOB	Position	Time Served	Principal Occupation During the Past 5 Years
Interested Director*
Mitchell E. Appel YOB: 1970 Other Directorships: None	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956 Other Directorships: Burnham Investors Trust, since 2004 (4 funds).	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931 Other Directorships: None	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935 Other Directorships: None	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939 Other Directorships: None	Director	Since 2000	Chairman, Institute for Political Economy.

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

Length of
Name, Address, and YOB	Position	Time Served	Principal Occupation During the Past 5 Years
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949 Other Directorships: None	Director	Since 2000	Senior Financial Adviser, Veritable L.P. (Investment Adviser).
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954 Other Directorships: None	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Emerging Opportunities Fund, Inc.

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today — a diversified family of no-load mutual funds with a wide range of investment objectives — ranging from small, mid and large capitalization equities to taxable and tax-exempt fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in U.S. common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.
 Not Applicable

Item 3. Audit Committee Financial Expert.
 Not Applicable

Item 9.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.
(a)	Not Applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 7, 2012